Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Media General, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Stewart Bryan III, Chief Executive Officer, and Marshall N. Morton, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Stewart Bryan III
J. Stewart Bryan III
Chairman and Chief Executive Officer
November 4, 2004

/s/ Marshall N. Morton
Marshall N. Morton
Vice Chairman and Chief Financial Officer
November 4, 2004